U.S. Global Sea to Sky Cargo ETF
Schedule of Investments
September 30, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS — 97.3%
	Australia — 2.8%
11,400	Brambles, Ltd.	$104,960

	Canada — 4.2%
3,765	Teekay Tankers, Ltd. - Class A	156,737

	China — 7.7%
177,307	COSCO SHIPPING Holdings Company, Ltd. - H-Shares	181,814
4,405	ZTO Express Cayman, Inc. – ADR	106,469
		288,283
	Denmark — 4.9%
102	AP Moller - Maersk AS - Series B	184,134

	Germany — 2.7%
2,501	Deutsche Post AG	101,894

	Greece — 2.0%
1,115	Danaos Corporation	73,835

	Hong Kong — 11.3%
13,891	Orient Overseas International, Ltd.	185,367
248,427	Pacific Basin Shipping, Ltd.	71,696
100,245	SITC International Holdings Company, Ltd.	168,463
		425,526
	Japan — 18.5%
3,921	Kawasaki Kisen Kaisha, Ltd. (a)	133,919
3,992	Mitsubishi Logistics Corporation	106,104
6,217	Mitsui OSK Lines, Ltd. (a)	170,984
2,076	Nippon Express Holdings, Inc.	108,398
6,681	Nippon Yusen KK	173,731
		693,136
	Monaco — 2.2%
1,521	Scorpio Tankers, Inc. (a)	82,317

	Republic of Korea — 3.7%
11,488	HMM Company, Ltd.	138,428

	Singapore — 4.3%
26,075	Hafnia, Ltd.	162,228

	Switzerland — 3.9%
508	Kuehne + Nagel International AG	144,850

	Taiwan — 6.1%
42,690	Evergreen Marine Corporation Taiwan, Ltd.	153,407
53,741	Yang Ming Marine Transport Corporation	75,666
		229,073
	United Kingdom — 7.5%
36,334	International Distributions Services plc (b)	115,616
5,961	TORM plc - Class A (a)	164,046
		279,662
	United States — 15.5%
951	Expeditors International of Washington, Inc. (a)	109,013
430	FedEx Corporation	113,916
1,735	GXO Logistics, Inc. (b)	101,758
1,730	International Seaways, Inc.	77,850
879	Matson, Inc.	77,985
660	United Parcel Service, Inc. - Class B (a)	102,874
		583,396
	TOTAL COMMON STOCKS (Cost $4,013,965)	3,648,459

Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 20.3%
$762,793	Mount Vernon Liquid Assets Portfolio, LLC 5.58% (c)(d)	762,793
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $762,793)	762,793
Shares
	SHORT-TERM INVESTMENTS — 1.5%
57,911	First American Government Obligations Fund - Class X, 5.26% (c)	57,911
	TOTAL SHORT-TERM INVESTMENTS (Cost $57,911)	57,911

	TOTAL INVESTMENTS (Cost $4,834,669) — 119.1%	4,469,163
	Liabilities in Excess of Other Assets — (19.1)%	(716,681)
	NET ASSETS — 100.0%	$3,752,482

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.

(a) All or a portion of this security is out on loan as of September 30, 2023. The total value of securities on loan is $722,925 or 19.3% of net assets.
(b) Non-income producing security.
(c) Rate shown is the annualized seven-day yield as of September 30, 2023.
(d) Privately offered liquidity fund.

Summary of Fair Value Disclosure at September 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2023:

U.S. Global Sea to Sky Cargo ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$3,648,459	$–	$–	$3,648,459
Investments Purchased with Proceeds From Securities Lending	–	762,793	–	762,793
Short-Term Investments	57,911	–	–	57,911
Total Investments in Securities	$3,706,370	$762,793	$–	$4,469,163

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.